Exhibit 99.1
                                                                 ------------

                   Transactions in the Company's Common Stock
                   ------------------------------------------

---------------- -------------------- ----------------- --------------- --------
     Trade Date             Buy/Sale             Price        Quantity  Note
---------------- -------------------- ----------------- --------------- --------
         8/3/05                 SELL             $9.71          17,500      1
---------------- -------------------- ----------------- --------------- --------
         8/3/05                 SELL             $9.71           4,300      2
---------------- -------------------- ----------------- --------------- --------
         8/3/05                 SELL             $9.71           5,431      3
---------------- -------------------- ----------------- --------------- --------
         8/3/05                 SELL             $9.71             800      3
---------------- -------------------- ----------------- --------------- --------
         8/3/05                 SELL             $9.71           1,500      3
---------------- -------------------- ----------------- --------------- --------
         8/3/05                 SELL             $9.71           2,569      3
---------------- -------------------- ----------------- --------------- --------
         8/3/05                 SELL             $9.71           7,900      4
---------------- -------------------- ----------------- --------------- --------
         8/4/05                 SELL             $9.81           7,000      1
---------------- -------------------- ----------------- --------------- --------
         8/4/05                 SELL             $9.81           2,000      2
---------------- -------------------- ----------------- --------------- --------
         8/4/05                 SELL             $9.81           5,000      3
---------------- -------------------- ----------------- --------------- --------
         8/4/05                 SELL             $9.81           1,000      3
---------------- -------------------- ----------------- --------------- --------
         8/4/05                 SELL             $9.81           5,000      4
---------------- -------------------- ----------------- --------------- --------


Notes
-----

1 - Trade by Oracle Partners
2 - Trade by a Domestic Fund other than Oracle Partners
3 - Trade by a Foreign Fund
4 - Trade by the Foundation